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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 0f 1934
Date of Report March 26, 2001
 ...............................................................................
                           Solo & Hurst, Inc.
       (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification)

  116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................

   ITEM 5.Other Events.

Effective January 31, 2001, Registrant announced a 20-1 forward stock split. All shareholders that own (1) share will have the opportunity to participate in the 20-1 forward split. The shareholder record date for the forward split was January 31, 2001. The 20-1 forward split increases the total shares outstanding from 3,000,000 to 60,000,000.

                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Solo & Hurst, Inc.

DATE:  March 26, 2001                                 By:  /s/ James Zahn
                                                      --------------------
                                                       President